SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                          May 15, 1996


               Banc One Auto Grantor Trust 1996 - A
      (Exact name of registrant as specified in its charter)



                             New York
          (State or other jurisdiction of organization)


                 333-1092
               333-1092-01                              75-2270994
         (Commission File Number)      (IRS Employer Identification Number)



c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street, Attn: Jeff Stewart,
 Dallas, Texas  75201 (Address of Principal Executive Offices)  (Zip Code)



       Registrant's telephone number, including area code:
                          (214) 290-7437
Item 5.   Other Events

On May 15, 1996, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

This report on form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division at Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such No-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from April 15, 1996 through May 14, 1996 and for the Collection Period from April 1, 1996 through April 30, 1996.

Item 7.   Exhibits

          See page 4 for Exhibit Index

EXHIBIT INDEX


Exhibit   Description                                                 Page


99.1    Monthly Statements and Additional Information  ...........  5 - 13



SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANC ONE AUTO GRANTOR TRUST 1996-A

                              By:  Bank One, Texas, N.A., as Servicer on
                                   behalf of the Trust


Date:     May 15, 1996        By:          s\Jeff Stewart
                              Name:        Jeff Stewart
                              Title:       Vice President